                                                                 EXHIBIT (j)(2)


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to us under the heading "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen Emerging Growth Fund.


/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
September 9, 2002